Exhibit 99.2
UNITED STATES DISTRICT COURT
EASTERN DISTRICT OF MISSOURI
EASTERN DIVISION

UNITED STATES OF AMERICA,	)
)
Plaintiff,	)
)
v.	)
	)	Civil Action No.
KV PHARMACEUTICAL COMPANY,	)
ETHEX CORPORATION, and	)
THER-RX CORPORATION,	)
corporations, and	)
DAVID A. VAN VLIET,	)
MARC S. HERMELIN,	)
RITA E. BLESER, and	)
JAY S. SAWARDEKER,	)
individuals,	)
)
Defendants.	)
CONSENT DECREE OF PERMANENT INJUNCTION
     Plaintiff, the United States of America, by its undersigned attorneys, having filed a Complaint for Permanent Injunction (“Complaint”) against KV Pharmaceutical Company, a corporation with corporate offices located at 2503 South Hanley Road, St. Louis, Missouri and drug manufacturing facilities located at various locations in St. Louis, Missouri; ETHEX Corporation, a corporation with offices located at 1 Corporate Woods Drive, St. Louis, Missouri; and Ther-Rx Corporation, a corporation with offices located at 1 Corporate Woods Drive, St. Louis, Missouri ( hereafter, collectively, “KV”); and David A. Van Vliet, Interim Chief Executive Officer of KV Pharmaceutical (who assumed that position on December 5, 2008);

Marc S. Hermelin, former Chief Executive Officer of KV Pharmaceutical Company (holding that position from 1975 to December 5, 2008 ) and current member of the Board of Directors for KV Pharmaceutical; Rita E. Bleser, President/Pharmaceutical Division of KV Pharmaceutical; and Jay S. Sawardeker, Vice President, Corporate Quality Assurance/Quality Control of KV Pharmaceutical, individuals (hereafter, collectively, “Defendants”), and Defendants while disclaiming any liability in connection therewith, having appeared and consented to entry of this Consent Decree of Permanent Injunction (“Decree”) without contest and before any testimony has been taken, solely for the purpose of settling this case, and without admitting or denying the allegations in the Complaint, and the United States of America, having consented to this Decree;
     IT IS HEREBY ORDERED, ADJUDGED, AND DECREED as follows:
     1. This Court has jurisdiction over the subject matter of this action and has personal jurisdiction over all parties to this action pursuant to 21 U.S.C. § 332(a) and 28 U.S.C. § 1345.
     2. Venue is proper in this District under 28 U.S.C. §§ 1391(b)-(c) and 1395.
     3. The Complaint states a cause of action against Defendants under the Federal Food, Drug, and Cosmetic Act, 21 U.S.C. §§ 301-397 (“the Act”), and alleges:
     A. Defendants violate 21 U.S.C. § 331(a), by introducing and causing to be introduced, and delivering and causing to be delivered for introduction into interstate commerce articles of drug, as defined by 21 U.S.C. § 321(g)(1) (hereinafter, “drug” or “drugs”), that are adulterated within the meaning of 21 U.S.C. § 351(a)(2)(B), in that they have been manufactured, processed, packed, labeled, held, and distributed in violation of current good manufacturing practice (“CGMP”) requirements, 21 U.S.C. § 351(a)(2)(B) and 21 C.F.R. Parts 210 and 211;

     B. Defendants violate 21 U.S.C. § 331(k), by causing the adulteration within the meaning of 21 U.S.C. § 351(a)(2)(B) of articles of drug after shipment of one or more of their components in interstate commerce;
     C. Defendants violate 21 U.S.C. § 331(d), by introducing and causing to be introduced, and delivering and causing to be delivered for introduction, into interstate commerce new drugs, as defined by 21 U.S.C. § 321(p), that are neither approved pursuant to 21 U.S.C. § 355(a), nor exempt from approval pursuant to 21 U.S.C. § 355(i);
     D. Defendants violate 21 U.S.C. § 331(a), by introducing or delivering, or causing to be introduced or delivered, into interstate commerce drugs that are misbranded within the meaning of 21 U.S.C. § 352(f)(1); and
     E. Defendants violate 21 U.S.C. § 331(k), by causing drugs that Defendants hold for sale after shipment of one or more of their components in interstate commerce to become misbranded within the meaning of 21 U.S.C. § 352(f)(1).
     4. Except as provided otherwise in this paragraph, within forty-five (45) calendar days of entry of this Decree, Defendants shall, under the supervision of the United States Food and Drug Administration’s (“FDA” or the “agency”), destroy: (1) all drugs in Defendants’ possession, custody, and/or control that are the subject of recalls announced by KV from May 2008 through February 3, 2009; and (2) all other drugs in Defendant’s possession, custody, and/or control, including all in-process drugs and drug components, as well as finished drugs. This paragraph does not, however, apply to raw materials that either have never been opened by Defendants or that have been opened by Defendants for the limited purpose of quality control sampling. With respect to any additional recalled or returned KV drugs that subsequently come into Defendants’ possession, custody, and/or control, Defendants shall quarantine any such products, notify FDA in writing of their receipt, and destroy any such products, under FDA’s supervision, no later than thirty (30) calendar days after their receipt. Recalled drug products that are the subject of pending or threatened litigation (“litigation hold drugs”), however, may be preserved in limited quantities for evidentiary purposes only, for so long as that need exists, but shall be destroyed under FDA’s supervision when that need no longer exists. Defendants will isolate and maintain the litigation hold drugs in a manner that ensures that any such drugs in their possession, custody, and/or control are not introduced into commerce. Within thirty (30) calendar days of receipt of a reasonably detailed bill of costs, Defendant KV shall reimburse FDA for the supervision of any destruction under this paragraph, at the rates set forth in paragraph 10 of this Decree. Defendants shall not dispose of any drugs in a manner contrary to any federal, state, or local laws, including but not limited to, the National Environmental Policy Act of 1969.
     5. Upon entry of this Decree, Defendants and each and all of their subsidiaries, directors, officers, agents, representatives, employees, attorneys, successors, and assigns, and any and all persons in active concert or participation with any of them who receive actual notice of this Decree by personal service or otherwise, are permanently restrained and enjoined under 21 U.S.C. § 332(a) from directly or indirectly, doing or causing: the manufacture, processing, packing, labeling, holding, introduction or delivery for introduction into interstate commerce at or from any of the KV facilities, of any drug, as defined by 21 U.S.C. § 321(g)(1), unless and until:
     A. Defendants’ methods, facilities, and controls used to manufacture, process, pack, label, hold, and distribute drugs are established, operated, and administered in conformity with CGMP, 21 U.S.C. § 351(a)(2)(B) and 21 C.F.R. Parts 210 and 211; and

     B. Defendants establish and document management control over Quality Assurance (“QA”) and Quality Control (“QC”) for all KV facilities, including but not limited to Research and Development facilities and production facilities to ensure continuous compliance with the Act, its implementing regulations, and this Decree. Responsibility for QA and QC shall be vested in an individual who shall be authorized and responsible for all QA and QC functions at all KV facilities, including ensuring the establishment, implementation, and maintenance of a comprehensive written QA and QC program (“QA/QC program”) to ensure that all drug products manufactured, processed, packed, held, and distributed by KV have the safety, identity, strength, quality, purity, and potency that they purport or are represented to possess, and are in compliance with the provisions of this Decree; and
     C. Defendants establish and follow scientific product development and manufacturing process design procedures at all KV facilities to control all significant variables (including material attributes and processing parameters) affecting in-process material and final drug product specifications and quality attributes; and
     D. Defendants retain, at Defendant KV’s expense, an independent person or persons (the “CGMP expert”), who has no personal or financial relationship (other than the consulting agreement between the parties), with Defendants or their immediate families, and who by reason of background, training, education, and experience, is qualified to inspect Defendants’ drug manufacturing facilities to determine whether the methods, facilities, and controls are operated and administered in conformity with CGMP. Defendants shall notify FDA in writing of the identity and qualifications of the CGMP expert as soon as they retain such expert; and

     E. Defendants shall submit a protocol that identifies the work plan for the CGMP expert and the methodology that will be used by the CGMP expert (the “work plan”) to ensure that KV’s corrective actions are implemented and that the manufacturing, processing, packing, labeling, holding, and distribution of drugs is operated and will be continuously administered in conformity with CGMP. Defendants shall first obtain FDA’s written approval of the work plan prior to the CGMP expert performing his or her inspection as set forth in paragraph 5(F)-(H); and
     F. The CGMP expert shall perform a comprehensive inspection of Defendants’ facilities and the methods and controls used to manufacture, process, package, label, hold, and distribute drugs. The CGMP expert shall determine whether Defendants’ facilities and the methods and controls used to manufacture, process, package, label, hold, and distribute drugs are in compliance with CGMP; and
     G. The CGMP expert shall evaluate whether Defendants have established and implemented a comprehensive written QA/QC program that is adequate to ensure continuous compliance with the Act, its implementing regulations, and this Decree. The CGMP Expert, at a minimum, shall determine whether the QA/QC program:
     (1) Addresses all facets of compliance monitoring and trend analyses; records management systems for those records that relate to the safety, identity, strength, quality, and purity of in-process, bulk, and finished product and internal audit procedures, and confirms that Defendants’ Quality Control Unit, as defined by 21 C.F.R. § 210.3(b)(15), is sufficiently trained to evaluate CGMP compliance on an on-going basis and to prevent and correct any future deviations from CGMP;

     (2) Includes procedures to ensure that Defendants, in a timely manner, thoroughly investigate product deviations, reports of complaints regarding the use of KV’s products, and any unexplained discrepancy or the failure of a batch of drug or any of its components to meet any of the product’s or component’s specifications, including the extension of such investigation to other batches of the same drug and other drugs that may have been associated with the specific failure or discrepancy, and to take required and timely corrective actions for all products and components that fail to meet their specifications;
     (3) Includes procedures to ensure that Defendants, in a timely manner, thoroughly investigate any returns or complaints regarding the use of KV’s products, and any associated trends, and take any needed corrective action(s) in a timely manner;
     (4) Establishes mechanisms to ensure that written standard operating procedures (“SOPs”) are periodically re-evaluated so that they remain in continuous compliance with CGMP, and that the SOPs address all facets of CGMP and are reviewed and controlled by an independent QA unit;
     (5) Includes written SOPs to ensure that: (i) KV’s division level QA personnel are notified in writing of deviations and/or problems that could affect the safety, identity, strength, quality and purity of any drug, (ii) Defendants’ QA personnel participate in or monitor the implementation and verification of corrective actions to prevent future occurrences of such deviations and/or problems, and (iii) there are systems to ensure that such written SOPs are continuously followed; and
     (6) Includes written SOPs specifying the responsibilities and procedures applicable to QA or QC personnel and that establishes mechanisms to ensure such SOPs are followed; and

     H. The CGMP expert certifies in writing to FDA that:
     (1) He or she has inspected Defendants’ facilities, methods, processes, and controls;
     (2) All the requirements of paragraph G have been met;
     (3) That all CGMP deviations brought to Defendants’ attention since January 1, 2005, by FDA, the CGMP expert, or any other source, including but not limited to any experts hired prior to the entry of this Decree, have been corrected;
     (4) Such facilities, methods, processes, and controls are in compliance with the requirements of CGMP; and
     (5) As part of this certification, the CGMP expert shall include a complete and detailed report of the results of his or her inspection; and
     I. Defendants submit to FDA for approval a written batch certification protocol (“certification protocol”), and shall not commence batch certification until FDA has first approved the certification protocol in writing. Upon FDA’s written approval of the certification protocol, Defendants’ CGMP expert shall certify in writing that the first three (3) consecutive batches of each product meet the requirements of the certification protocol; and
     J. Defendants report to FDA in writing the actions they have taken to:
     (1) Correct the CGMP deviations brought to Defendants’ attention by FDA since January 1, 2005, the CGMP expert, and any other source including, but not limited to, any experts hired prior to the entry of this Decree; and
     (2) Ensure that the methods used in, and the facilities and controls used for, manufacturing, processing, packing, labeling, holding, and distributing drugs are operated and will be continuously administered in conformity with CGMP.

     Defendants may submit two (2) interim reports under this subparagraph 5(J), which shall include the CGMP drug expert certification described in subparagraph 5(H)(1),(2),(4), and (5), in support of requests to begin marketing a particular product(s); and
     K. Within twenty (20) calendar days of receipt of Defendants’ report(s) under paragraph 5(J), FDA may, in its discretion and without prior notice, commence an inspection of Defendants’ facilities to determine whether the requirements of this Decree have been met, and whether Defendants’ facilities are operating in conformity with CGMP, the Act, its implementing regulations, and this Decree; and
     L. FDA notifies Defendants in writing that Defendants appear to be in compliance with the requirements set forth in paragraph 4 above and in subparagraphs 5(A)-(K), which notification shall be issued no later than twenty (20) calendar days after conclusion of any inspection, or, if FDA does not inspect Defendant KV’s facilities, within twenty (20) calendar days of receiving Defendants’ report under paragraph 5(J). In no circumstance may FDA’s silence be construed as a substitute for written notification.
     M. Nothing in paragraph 5 shall preclude Defendants from manufacturing, processing, packing, and holding drug products for the sole purpose of performing equipment qualification, validation of drug manufacturing processes, method validation, or stability studies. Defendants shall maintain in a separate file at the KV facility a written log of all lot numbers of drugs manufactured under this provision, and shall promptly make such log available to FDA upon request. None of the drugs produced under subparagraph 5(M) may be distributed.
     6. Upon entry of this Decree, Defendants and each and all of their directors, officers, agents, employees, representatives, successors, assigns, attorneys, and any and all persons or entities in active concert or participation with any of them (including franchisees, affiliates, and “doing business as” entities), who have received actual notice of this Decree by personal service or otherwise, are permanently restrained and enjoined under 21 U.S.C. § 332(a), from directly or indirectly doing or causing to be done any of the following acts:
     A. Introducing or delivering for introduction into interstate commerce, holding for sale after shipment in interstate commerce, manufacturing, processing, packing, labeling, holding, or distributing the drugs identified in Appendix A (attached hereto) or any other drug that is a new drug within the meaning of 21 U.S.C. § 321(p), unless and until:
     (1) an approved new drug application or abbreviated new drug application filed pursuant to 21 U.S.C. § 355 is in effect for such drug;
     (2) an investigational new drug application filed pursuant to 21 U.S.C. § 355(i) and 21 C.F.R. Part 312 is in effect for such drug and the drug is distributed and used solely for the purpose of conducting clinical investigations, and the use and distribution of such drug conforms strictly with the investigational new drug application; or
     (3) in the event Defendants decide to make or distribute a dietary supplement, they shall notify FDA in writing sixty (60) calendar days before any such manufacture or distribution and shall retain, at Defendant KV’s expense, an independent person or persons (the “dietary supplement expert”), without a personal or financial relationship (other than the consulting agreement between the parties) with Defendants or their immediate families, and who by reason of background, experience, education, and training, is qualified to inspect Defendants’ facilities, product formulation and labeling, including promotional material and internet site information, for all drugs and dietary supplements manufactured, stored, processed, labeled, packed, or distributed by Defendants. Defendants shall notify FDA in writing of the identity of the dietary supplement expert as soon as they retain such person.
     (a) The dietary supplement expert shall perform a comprehensive inspection of Defendants’ facilities, product formulation and labeling, including promotional material and internet site information. The dietary supplement expert shall determine whether Defendants have eliminated all drug claims from their labeling, including promotional materials and internet information.
     (b) Defendants’ dietary supplement expert shall certify in writing to FDA that he or she has inspected Defendants’ facilities, product formulation and labeling, including promotional material and internet site information, that Defendants are not making drug claims for any of their products, and that such products are properly formulated and constitute lawful dietary supplements, within the meaning of 21 U.S.C. § 321(ff). As a part of this certification, the dietary supplement expert shall include a complete and detailed report of the results of his or her inspection;
     (c) Defendants shall report to FDA in writing the actions they have taken to correct product formulation and eliminate all drug claims from their labeling, including any promotional materials and internet site information. Defendants may submit two (2) interim reports under this subparagraph, which shall include the dietary supplement expert certification described in subparagraph 6(b), in support of requests to begin marketing of a particular product(s);
     (d) Within forty-five (45) calendar days after receiving a report under subparagraph 6(c), FDA shall either notify Defendants in writing that, with respect to the products identified in the report as having been reviewed, (1) the product(s) appear to be compliance with the requirements of this Decree and the Act, or (2) the product(s) do not appear to be in compliance with the requirements of this Decree and the Act. Any FDA notification under subparagraph 6 (d)(2) shall be accompanied by a written statement of the reasons for such noncompliance.
     B. Nothing in paragraph 6(A) shall preclude Defendants from:
     1. Manufacturing, processing, packing, or holding drug products for non-clinical laboratory studies or other research and testing that does not involve exposure of human research subjects or bioequivalence testing. None of the drugs produced under this subparagraph may be distributed; or
     2. Manufacturing processing, packing, holding, and distributing a drug product intended for export that meets the requirements of 21 U.S.C. § 381 and § 382 to FDA’s satisfaction;
     C. Introducing or delivering for introduction into interstate commerce any drug that is adulterated within the meaning of 21 U.S.C. § 351(a)(2)(B); or any dietary supplement that is adulterated within the meaning of 21 U.S.C. § 402(g)(1);
     D. Causing the adulteration of any drug within the meaning of 21 U.S.C. § 351(a)(2)(B), while such drug or any of its components are held for sale after shipment of one or more components in interstate commerce; and
     E. Causing the adulteration of any dietary supplement within the meaning of 21 U.S.C. § 402(g)(1), while such dietary supplement is held for sale after shipment of one or more components in interstate commerce.
     7. Nothing in this Decree shall prohibit Defendant from distributing any FDA-approved drug products or products not requiring approval under the Act that are manufactured, processed, packed, labeled, held, or distributed at or by a third party or parties, so long as Defendants perform no manufacturing, processing, packing, or labeling functions with respect to such drugs, and Defendants’ sole responsibility is that of a distributor.
     8. After Defendants have complied with paragraphs 4-5 and FDA has provided the notifications pursuant to paragraph 5(L), Defendants shall retain an independent person or persons (the “auditor”) to conduct audit inspections of KV’s drug manufacturing operations no less frequently than once every six (6) months for a period of no less than two (2) years and annually thereafter for an additional period of three (3) years. The auditor shall be qualified by education, training, and experience to conduct such inspections, and shall be without personal or financial ties (other than a consulting agreement entered into by the parties) with any of KV’s officers or employees or their immediate families and may, if KV chooses, be the same person or persons described as the CGMP expert and/or dietary supplement expert, as set forth in paragraphs 4-5; and
     A. At the conclusion of each audit inspection, the auditor shall prepare a detailed written audit report (“audit report”) analyzing whether Defendant KV is in compliance with the Act, its implementing regulations, and this Decree, and identifying in detail any deviations therefrom (“audit report observations”). As a part of every audit report, except the first audit report, the auditor shall assess the adequacy of corrective actions taken by Defendants to correct all previous audit report observations. The audit reports shall be delivered contemporaneously to Defendants and FDA by courier service or overnight delivery service, no later than fifteen (15) calendar days after the date the audit inspection(s) is completed. If audit reports identify deviations from the Act, its implementing regulations, or this Decree, FDA may, in its discretion, require that the five (5)

year auditing cycle be extended or begin anew. In addition, Defendants shall maintain the audit reports in separate files at their facility and shall promptly make the audit reports available to FDA upon request;
     B. If an audit report contains any adverse observations, Defendants shall, within thirty (30) calendar days of receipt of the audit report, correct those observations, unless FDA notifies Defendants that a shorter time period is necessary. If, after receiving the audit report, Defendants believe that correction of the audit report observations will take longer than thirty (30) calendar days, Defendants shall, within fifteen (15) business days of receipt of the audit report, submit to FDA in writing a proposed schedule for completing corrections (“correction schedule”) and provide a justification describing why the additional time is necessary. Before becoming effective, the correction schedule must be reviewed and approved by FDA in writing prior to implementation by Defendants. FDA shall respond to the proposed correction schedule within fifteen (15) business days of receiving it. In no circumstance shall FDA’s silence be construed as a substitute for written approval. Defendants shall complete all corrections according to the approved correction schedule. Within thirty (30) calendar days of Defendants’ receipt of an audit report, unless FDA notifies Defendants that a shorter time period is necessary, or within the time period provided in a correction schedule approved by FDA, the auditor shall review the actions taken by Defendants to correct the audit report observations. Within five (5) business days of beginning that review, the auditor shall report in writing to FDA whether each of the audit report observations has been corrected and, if not, which audit report observations remain uncorrected; and

     C. In addition to the foregoing audit reports, Defendants’ Auditor shall, with respect to each product that has been approved by FDA for distribution following the successful completion of batch certification described in paragraph 5(I) and resumption of manufacture and distribution under paragraph 5(L), report in writing to FDA on a quarterly basis, beginning with the date of entry of this Decree, whether the succeeding batches of such product(s) meet the protocol certification requirements.
     9. Representatives of FDA shall be permitted, without prior notice and as and when FDA deems necessary, to make inspections of Defendants’ places of business and take any other measures necessary to monitor and ensure continuing compliance with the terms of this Decree. During such inspections, FDA representatives shall be permitted ready access to Defendants’ places of business including, but not limited to, all buildings, equipment, finished and unfinished materials and products, containers, labeling, and other promotional material therein; to take photographs and make video recordings; to take samples of Defendants’ finished and unfinished materials and products, containers, labeling, and other promotional material; and to examine and copy all records relating to the manufacture, processing, packing, labeling, holding, and distribution of any and all of Defendants’ drugs, including components thereof, in order to ensure continuing compliance with the terms of this Decree, the Act, and its implementing regulations. The inspections shall be permitted upon presentation of a copy of this Decree and appropriate credentials. The inspection authority granted by this Decree is separate from, and in addition to, the authority to make inspections under the Act, 21 U.S.C. § 374.
     10. Defendant KV shall reimburse FDA for the costs of all FDA inspections, investigations, supervision, analyses, examinations, and reviews that FDA deems necessary to evaluate Defendants’ compliance with this Decree. The costs of such inspections shall be borne by Defendant KV at the standard rates in effect at the time the activities are accomplished. As of the date of entry of this Decree, these rates are: $85.49 per hour or fraction thereof per representative for inspection and investigative work; $102.49 per hour or fraction thereof per representative for laboratory and analytical work; $0.55 per mile for travel expenses by automobile; the government rate or the equivalent for travel by air or other means; and the published government per diem rate for subsistence expenses where necessary. In the event that the standard rates applicable to FDA supervision of court-ordered compliance are modified, these rates shall be increased or decreased without further order of the Court.
     11. Within ten (10) business days of the date of entry of this Decree, Defendants shall provide a copy of the Decree, by personal service, personal delivery via electronic mail (“email”) with acknowledgment of receipt, return receipt email, or certified mail (restricted delivery, return receipt requested), to each and all of the following “Associated Persons”: (i) employees, directors, officers, agents, representatives, attorneys, successors, and assigns of KV, and any and all persons or entities in active concert or participation with any of them, including, but not limited to, all parties for whom KV contract manufactures products and own label distributors with whom KV is affiliated, and all others involved in the manufacture or quality of KV’s products. In the event that Defendants become associated, at any time after the entry of this Decree, with new Associated Persons, Defendants shall within fifteen (15) calendar days of such association, (a) provide a copy of this Decree to such person(s) by personal service, personal delivery via email with acknowledgment of receipt, return receipt email, or certified mail (restricted delivery, return receipt requested) and (b) shall furnish FDA with an affidavit of compliance (signed by a person with personal knowledge of the facts) identifying the names, addresses, and positions of all new Associated Persons that received a copy of the Decree. Within twenty (20) calendar days of the date of entry of this Decree, Defendants shall provide a copy of this Decree to all of Defendants’ employees involved in the manufacture, processing, packing, storage, or distribution of drugs at Defendant KV’s facilities and shall post a copy of this Decree in the employee common areas at all facilities where such employees are located. Defendants shall ensure that the Decree remains posted in the employee common areas for no less than twelve (12) months. Within thirty (30) calendar days of the date of entry of this Decree, Defendants shall provide to FDA an affidavit (signed by a person with personal knowledge of the facts) stating the fact and manner of their compliance with this paragraph, identifying the names, addresses, and positions of all persons who received a copy of this Decree pursuant to this paragraph. Notice provided by electronic mail, as specified above, shall be adequate to satisfy the requirements of Federal Rule of Civil Procedure 65(d)(2).
     12. Defendant KV shall notify FDA, in writing at least fifteen (15) calendar days before any change in ownership, character, or name of any of its businesses, including incorporation, reorganization, bankruptcy, assignment, sale resulting in the emergence of a successor business or corporation, the creation or dissolution of subsidiaries, franchisees, affiliates, or “doing business as” entities, or any other change in the structure or identity of Defendant KV (or any of any of its parents or subsidiaries), or the sale or assignment of any business assets, such as buildings, equipment, or inventory, that may affect obligations arising out of this Decree. Defendants shall provide a copy of this Decree to any prospective successor or assignee at least thirty (30) calendar days prior to any sale or assignment. Defendants shall furnish FDA with an affidavit of compliance with this paragraph no later than fifteen (15) business days prior to such assignment or change in ownership.
     13. If, at any time after entry of this Decree, FDA determines, based on the results of an inspection, the analysis of a sample, a report or data prepared or submitted by Defendants, the CGMP expert, the dietary supplement expert, the auditor, or any other information, that Defendants have failed to comply with any provision of this Decree, have violated the Act or its implementing regulations, or that additional corrective actions are necessary to achieve compliance with this Decree, the Act, or its implementing regulations, FDA may, as and when it deems necessary, order Defendants in writing to take appropriate corrective actions, including, but not limited to, the following:
     A. Cease all manufacturing, processing, packing, repacking, labeling, holding, and/or distributing any or all drug(s) and dietary supplements;
     B. Recall, at Defendant KV’s expense, any drug or dietary supplement manufactured, processed, packaged, labeled, held, or distributed by Defendant KV that is adulterated, misbranded, or otherwise in violation of this Decree, the Act, or its implementing regulations;
     C. Revise, modify, or expand any report(s) or plan(s) prepared pursuant to this Decree;
     D. Submit additional reports or information to FDA;
     E. Issue a safety alert with respect to a drug or dietary supplement manufactured, processed, packaged, labeled, held, or distributed by Defendant KV; and/or
     F. Take any other corrective actions with respect to any drug or dietary supplement manufactured, processed, packaged, labeled, held, or distributed by Defendant KV as FDA, in its discretion, deems necessary to bring Defendants into compliance with this Decree, the Act, or its implementing regulations.
     Any FDA order issued pursuant to this paragraph shall specify the noncompliance giving rise to the order.
     14. The following process and procedures shall apply when FDA issues an order under paragraph 13:
     A. Unless a different time frame is specified by FDA in its order, within ten (10) business days after receiving such order, Defendants shall notify FDA in writing either that: (1) Defendants are undertaking or have undertaken corrective action, in which event Defendants shall also describe the specific action taken or proposed to be taken and the proposed schedule for completing the action; or (2) Defendants do not agree with FDA’s order. If Defendants notify FDA that they do not agree with FDA’s order, Defendants shall explain in writing the basis for their disagreement; in so doing, Defendants also may propose specific alternative actions and specific time frames for achieving FDA’s objectives.
     B. If Defendants notify FDA that they do not agree with FDA’s order, FDA will review Defendants’ notification and thereafter, in writing, affirm, modify, or withdraw its order, as the Agency deems appropriate. If FDA affirms or modifies its order, it shall explain the basis for its decision in writing. The written notice of affirmation or modification shall constitute final agency action.
     C. If FDA affirms or modifies its order, Defendants shall, upon receipt of FDA’s order, immediately implement the order (as modified, if applicable), and if they so choose, bring the matter before this Court on an expedited basis. Defendants shall continue to diligently implement FDA’s order, unless the Court sets aside, stays, reverses, vacates, or modifies FDA’s order. The Court’s decision under this paragraph shall be made in accordance with the terms set forth in paragraph 19.
     D. The process and procedures set forth in Paragraphs 14(A)-(C) shall not apply to any order issued pursuant to paragraph 13 if such order states that, in FDA’s judgment, the order must be implemented immediately. In such case, Defendants shall, upon receipt of such order, immediately and fully comply with the terms of that order. Should Defendants seek to challenge any such order, they shall begin compliance with the order while they petition this Court for relief.
     15. Any cessation of operations or other action described in paragraphs 13-14 shall continue until Defendants receive written notification from FDA that Defendants appear to be in compliance with this Decree, the Act, and its implementing regulations, and that Defendants may, therefore, resume operations. Upon Defendants’ written request to resume operations, FDA shall endeavor to determine within forty-five (45) calendar days of receipt of the request whether Defendants appear to be in such compliance, and, if so, issue to Defendants a written notification permitting resumption of operations. The costs of FDA supervision, inspections, investigations, analyses, examinations, reviews, sampling, testing, travel time, and subsistence expenses to implement the remedies set forth in this paragraph and paragraphs 13-14, shall be borne by Defendant KV at the rates specified in paragraph 10 of this Decree.
     16. The parties may at any time petition each other in writing to extend any deadline provided for herein; and, if the parties mutually agree to extend a deadline, such extension may be granted without seeking leave of Court.

     17. Defendant David A. Van Vliet shall notify FDA in writing if, at any time after entry of this Decree, he ceases to be employed by or affiliated in any way with Defendant KV and shall provide FDA with supporting documents showing that he is no longer employed by Defendant KV and identifying his new employer. Defendant Van Vliet may, after providing FDA with thirty (30) calendar days written notice, petition the Court to be released from this Decree. Unless, within such 30-day period FDA determines that Defendant Van Vliet has not ceased to be employed by or affiliated with Defendant KV, FDA will not oppose the release of such individual, from this Decree pursuant to such petition.
     18. If Defendants fail to comply with any of the provisions of this Decree, including any time frame imposed by this Decree, then, on motion of the United States in this proceeding, Defendant KV shall pay to the United States of America: fifteen thousand dollars ($15,000.00) in liquidated damages for each day such violation continues, and an additional sum of fifteen thousand dollars ($15,000.00) in liquidated damages for each violation of the Act, its implementing regulations, and/or this Decree. The amount of liquidated damages imposed under this paragraph shall not exceed five million dollars ($5,000,000) in any calendar year. In addition, should Defendants distribute any unapproved new drug(s), Defendant KV shall, in addition to the foregoing, also pay to the United States as liquidated damages a sum equal to three times the retail value of such drug(s). Defendants understand and agree that the liquidated damages specified in this paragraph are not punitive in nature and their imposition does not in any way limit the ability of the United States to seek, or the power of the Court to impose, additional criminal or civil penalties to be paid by Defendant KV, or remedies based on conduct that may also be the basis for payment of liquidated damages pursuant to this paragraph.

     19. Defendants shall abide by the decisions of FDA, and FDA’s decisions shall be final. All decisions conferred upon FDA in this Decree shall be vested in FDA’s discretion and, if contested, shall be reviewed by this Court under the arbitrary and capricious standard set forth in 5 U.S.C. § 706(2)(A) and shall be based exclusively on the written record before FDA at the time of the decision. No discovery shall be taken by either party.
     20. All notifications, correspondence, and communications required to be sent to FDA by the terms of this Decree shall be marked “Consent Decree Correspondence” and shall be addressed to the District Director, FDA Kansas City District Office, 11630 W. 80th St., Lenexa, KS, 66214-3340. All notifications, correspondence, and communications required to be sent to KV by the terms of this Decree shall be marked “Consent Decree Correspondence” and shall be addressed to the General Counsel, KV Pharmaceutical Company, 1 Corporate Woods Drive, St. Louis, Missouri 63044.
     21. If Defendants have maintained at Defendants’ facilities a state of continuous compliance with this Decree, the Act, and all applicable laws and regulations for a period of six (6) years after satisfying all of their obligations under paragraph 5, Defendants may petition this Court for relief from this Decree. If, at the time of the petition, in FDA’s judgment Defendants have met the foregoing criterion, Plaintiff will not oppose such petition.
     22. Should Plaintiff bring, and prevail in, a contempt action to enforce the terms of this Decree, Defendant KV shall, in addition to other remedies, reimburse Plaintiff for its attorneys’ fees and costs, travel expenses incurred by attorneys and witnesses, expert witness fees, investigational and analytical expenses as specified in paragraph 10, and court costs relating to such contempt proceedings.

     23. This Decree resolves only those claims set forth in the Complaint in this action, and does not affect any other civil, criminal, or administrative claims that the government may have or bring in the future against the Defendants herein.
     24. Notwithstanding the foregoing, the provisions of this Decree, other than this paragraph, shall not apply to Defendant Marc S. Hermelin so long as: (1) the December 5, 2008, Resolutions of the KV Pharmaceutical’s Board of Directors terminating his employment agreement and his employment remain in full force and effect with respect to his employment with Defendant KV, and (2) Defendant Marc S. Hermelin has no role in the decisionmaking, management, or operation of the Defendant KV that could affect the company’s compliance with the Act, its implementing regulations, or this Decree. In the event the referenced resolutions should in any way be changed with respect to his employment with Defendant KV or should Marc S. Hermelin assume any role in the decisionmaking, management, or operation of KV that could affect the company’s compliance with the Act, its implementing regulations, or this Decree, then all the provisions of this Decree immediately apply with full force and effect to Defendant Marc S. Hermelin. Nothing in this paragraph shall be construed to prejudice Defendant Marc S. Hermelin’s right to contest the grounds on which he was terminated or to seek recovery of payments to which he may be due. Nothing in this paragraph shall prevent any Defendant from suing any other Defendant or reflect on the merits of any such suit.
     25. This Decree states the complete understanding and agreement of the parties and shall be interpreted by the Court within its four corners, without consideration of any alleged collateral agreements. Any changes or modifications to the Decree must be in writing and signed by all parties and entered by the Court.

     26. This Court retains jurisdiction over this action and the parties thereto for the purpose of enforcing and modifying this Decree and for the purpose of granting such additional relief as may be necessary or appropriate.
     SO ORDERED, this ___ day of                     , 2009.

UNITED STATES DISTRICT JUDGE

Entry consented to:

For Defendants	For Plaintiff

/s/ David A. Van Vliet	CATHERINE L. HANAWAY
DAVID A. VAN VLIET	United States Attorney
Individually and on behalf
of KV Pharmaceutical	EUGENE M. THIROLF
as its Chief Executive Officer	DIRECTOR

/s/ Marc S. Hermelin	/s/ Carol Lynn Wallack
MARC S. HERMELIN	CAROL LYNN WALLACK
Individually	Trial Attorney
Office of Consumer Litigation
/s/ Rita E. Bleser	U.S. Department of Justice
RITA E. BLESER	P.O. Box 386
Individually	Washington, D.C. 20044
(202) 307-0486

/s/ Jay S. Sawardeker
JAY S. SAWARDEKER
Individually	Of Counsel:

/s/ Kate C. Beardsley
KATE C. BEARDSLEY, ESQ.	DAVID S. CADE
Buc & Beardsley	Acting General Counsel
Counsel for KV Pharmaceutical,	Department of Health
ETHEX Corporation, and	and Human Services
Ther-Rx Corporation
JEFFREY M. SENGER
/s/ Richard M. Cooper	Acting Chief Counsel
RICHARD M. COOPER, ESQ.	Food and Drug Division
Williams & Connolly LLP
Counsel for David A. Van Vliet

/s/ David L. Rosen	ERIC M. BLUMBERG
DAVID L. ROSEN, ESQ.	Deputy Chief Counsel
Foley & Lardner LLP	for Litigation
Counsel for Rita E. Bleser and
Jay S. Sawadeker	MARC L. CADEN
Associate Chief Counsel
/s/ Peter O. Safir	Food and Drug Division
PETER O. SAFIR, ESQ.	U.S. Dept. of Health and Human Services
Covington & Burling LLP	Office of General Counsel
Counsel for Marc S. Hermelin	5600 Fishers Lane, GCF-1
Rockville, MD 20857
(301) 827-7141

Appendix A
KV’s List of Unapproved Drug Products

Drug Name	Active Ingredients
Advanced NatalCare Tablets	Vitamin A (beta-carotene) ...2700 I.U.
Vitamin C (ascorbic acid) ...120 mg
Vitamin D3 (cholecalciferol) ...400 IU.
Vitamin E (dl-alpha-tocopheryl acetate) ...30 I.U.
Vitamin B1 (thiamine momonitrate, USP) ...3 mg
Vitamin B2 (riboflavin, USP) ...3.4mg
Niacin (niacinamide) ...20 mg
Vitamin B6 (pyridoxine hydrochloride, USP) ...20 mg
Folic Acid, USP ...1 mg
Vitamin B12 (cyanocobalamin) ...12 mcg
Calcium (calcium carbonate) ...200 mg
Iron, elemental (carbonyl iron) ...90 mg
Magnesium (magnesium oxide, USP) ....30 mg
Zinc (zinc oxide, USP) ...25 mg
Copper (cupric oxide) ...2 mg
Docusate Sodium ...50 mg

Advanced-RF NatalCare Tablets & Capsules	Vitamin C (ascorbic acid) ...120 mg Vitamin D3 (cholecalciferol) ...400 I.U.
Vitamin E (dl-alpha-tocopheryl acetate) ...30 I.U.
Vitamin B1 (thiamine momonitrate, USP) ...3 mg
Vitamin B2 (riboflavin) ...3.4mg
Niacin (niacinamide) ...20 mg
Vitamin B6 (pyridoxine hydrochloride) ...20 mg
Folic Acid ...1 mg
Vitamin B12 (cyanocobalamin) ...12 mcg
Calcium (calcium carbonate) ...200 mg
Elemental Iron (carbonyl iron) ...90 mg
Magnesium (magnesium oxide) ...30 mg
Zinc (zinc oxide) ...25 mg
Copper (cupric oxide) ...2 mg
Docusate Sodium ...50 mg

Cal-Nate Tablets	Vitamin C (ascorbic acid) ...120 mg
Vitamin D3 (cholecalciferol) ...400 I.U.
Vitamin E (dl-alpha-tocopheryl acetate) ...30 I.U.
Vitamin B1 (thiamine momonitrate, USP) ...3 mg
Vitamin B2 (riboflavin) ...3.4mg
Niacin (niacinamide) ...20 mg
Vitamin B6 (pyridoxine hydrochloride) ...20 mg
Folic Acid ...1 mg
Calcium (calcium carbonate) ...125 mg

1

Drug Name	Active Ingredients
Iron (carbonyl iron, ferrous gluconaye) ...27 mg
Iodine (potassium iodide) ...150 mcg
Zinc (zinc oxide, USP) ...25 mg
Copper (cupric oxide) ...2 mg
Docusate Sodium ...50 mg

CareNatal DHA Tablets & Capsules	Vitamin A (100% as beta carotene) ....3000 IU Vitamin C (ascorbic acid) ...120 mg
Vitamin D3 (cholecalciferol) ...400 IU
Vitamin E (kl-alpha-tocopheryl acetate) ...30 mg
Vitamin B1 (thiamine mononitrate) ...1.8 mg
Vitamin B2 (riboflavin) ...4 mg
Niacin (niacinamide) ...20 mg
Vitamin B6 (pyridoxine hydrochloride) ...25 mg
Folic Acid ...1 mg
Vitamin B12 (cyanocbalamin) ...12 mcg
Calcium (calcium carbonate) ...200 mg
Iron (Ferrochel and iron protein succinylate) ...29 mg
Magnesium (magnesium oxide) ...25 mg
Zinc (zinc oxide) ...25 mg
Copper (cupric oxide) ...2 mg

Chromagen Caplets (Ther- Rx) Anemagen Caplets (ETHEX)	Iron (as Sumulate elemental iron) 70mg, Succinic Acid 75mg, Ascorbic acid (as calcium ascorbate 150mg), Threonic acid (as calcium threonate 2 mg), Vitamin B12 10mcg, Desiccated stomach substance 50mg

Chromagen FA Caplets	Iron (as Sumulate elemental iron) 70mg, Succinic Acid 75mg, Ascorbic acid (as calcium ascorbate 150mg), Threonic acid (as calcium threonate 2 mg), Vitamin B12 l0mcg, Folic Acid 1 mg

Chromagen Forte Caplets (Ther-Rx) Anemagen Forte Caplets (ETEX)	Iron ( sumalate 50 mg, Ferrous fumarate 101mg), succinic acid 50 mg, Ascorbic acid (as calcium ascorbate 60 mg), Threonic acid (as calcium threonate 0.8 mg), Folic Acid, USP 1 mg, Vitamin B12 10 mcg

Codeine Phosphate & Guaifenesin Tablets	Codeine phosphate ...10 mg Guaifenesin ...300 mg

ComBgen Tablets	Folic Acid ...2.2 mg
Vitamin B6 ...25 mg
Vitamin B12 ....500 mcg

ComBiRx Tablets (ETHEX) Premesis Rx (Ther-Rx)	Vitamin B6 (pyridoxine hydrochloride, USP) ...75 mg Folic Acid, USP ...1 mg
Vitamin B12 (cyanocobalamin) ....12 mcg
Calcium (calcium carbonate) ...200 mg

Conison Capsules	Special liver-stomach concentrate (containing intrinsic factor) ...240 mg

2

Drug Name	Active Ingredients
Vitamin B12 (activity equivalent) ...15 mcg
Iron, elemental (ferrous fumarate) ...110 mg
Vitamin C (ascorbic acid) ...75 mg
Folic acid ...0.5

Encora Tablets and Capsules	AM tablet — Calcium (calcium carbonate) 400mg, Vitamin D3 200 IU, Vitamin C (ester C) 25mg, Folic Acid USP 2 mg, Vitamin B6 25 mg.

PM tablet — Calcium (calcium carbonate) 600 mg, Vitamin D3 600 IU, Vitamin C (ester C) 25mg, Folic Acid USP 0.5 mg, Vitamin B6 12.5 mg.

AM and PM capsule — DHA and EPA 550 mg, Lenolenic Acid (ALA) 100 mg, Linoleic Acid (LA) 10mg, Vitamin E 50 IU.

EtheDent Brush-On Gel	Sodium Fluoride 1.1% (w/v)

EtheDent Chewable Tablets	1 mg fluoride ion (F–) from 2.2 mg sodium fluoride (NaF). 0.5 mg F tablet (half-strength) contains 05. mg F– from 1.1 mg NaF. 0.25 mg F table (quarter-strenght) contains 0.25 mg F– from 0.55 mg NaF.

EtheDent Dental Cream	Sodium Fluoride 1.1% (w/v)

EthexDERM BPW-5 and BPW -10	Benzoyl peroxide 5% and 10%

ETH-Oxydose (Oral Oxycodone HCI) Concentrate Solution, CII	Oxycodone HC1, 20mg/1 mL

ETH-Oxydose (Oxycodone HCI) Oral Concentrate Solution InvaAmp Unit Dose Ampoules, CII	Oxycodone HC1, 20mg/1mL

Hydrocortisone and lodoquinol 1% Cream	Hydrocortisone 10 mg/gm (1%) Iodoquinol 10 mg/gm (1%)

Hyoscyamine Sulfate Extended-Release Capsules	Hyoscyamine sulfate 0.375 mg

Hyoscyamine Sulfate Extended-Release Tablets	Hyoscyamine Sulfate 0.375

Hyoscyamine Sulfate Oral Tablets	Hyoscyamine sulfate 0.125 mg

3

Drug Name	Active Ingredients
Hyoscyamine Sulfate Orally Disintegrating Tablets	Hyoscyamine sulfate 0.125 mg

Morphine Sulfate Concentrated Oral Solution, CII	Morphine Sulfate 20 mg/1 mL Packaged sizes: 15mL, 30mL, 120mL, 240mL

Morphine Sulfate Immediate- Release Tablets, CII	Morphine sulfate 15 mg and 30 mg

NataCaps Capsules	Vitamin C 200 mg
Iron (ferrous fumarate) 324 mg (equivalent to about 106 mg of elemental iron)
Vitamin B1 (thiamine mononitrate) 10 mg
Vitamin B2 (riboflavin) 6 mg
Niacinamide 30 mg
Vitamin B6 (pyridoxine hydrochloride) 5 mg
Folic Acid 1 mg
Vitamin B12 (cyanocobalamin concentrate) 15 mcg
Pantothenic Acid (calcium pantothenate) 10 mg
Copper 0.8 mg
Manganese (manganese sulfate) 1.3 mg

NatalCare GlossTabs Tablets	Vitamin A (beta carotene) 2700 I.U. Vitamin C (ascorbic acid) 120 mg
Vitamin D3 (cholecalciferol) 400 I.U.
Vitamin E (dl-alpha-tocopheryl acetate) 10 I.U.
Vitamin B1 (thiamine mononitrate) 3 mg
Vitamin B2 (riboflavin) 3.4 mg
Niacin (niacinamide) 20 mg
Vitamin B6 (pyridoxine hydrochloride) 20 mg
Folic Acid 1 mg
Biotin 30 mcg
Pantothenic Acid (calcium pantothenate) 6 mg
Vitamin B12 (cyanocobalamin) 12 mcg
Calcium (calcium carbonate) 200 mg
Iron, elemental (carbonyl iron) 90 mg
Magnesium (magnesium oxide) 30 mg
Zinc (zinc oxide) 15 mg
Copper (cupric oxide) 2 mg
Docusate Sodium 50 mg

NatalCare PIC Forte Tablets	Vitamin A (vitamin A acetate) 5000 I.U. Vitamin C (ascorbic acid) 80 mg Vitamin E (dl-alpha-tocopheryl acetate) 30 I.U.

4

Drug Name	Active Ingredients
Vitamin D (cholecalciferol) 400 I.U.
Vitamin B1 (thiamine mononitrate) 3.4 mg
Vitamin B2 (riboflavin) 3 mg
Niacinamide 20 mg
Vitamin B6 (pyridoxine hydrochloride) 4 mg
Folic Acid 1 mg
Vitamin B12 (cyanocobalamin) 12 mcg
Calcium (calcium carbonate) 250 mg
Iron, elemental (polysaccharide-iron complex) 60 mg
Zinc (zinc sulfate monohydrate) 18 mg
Iodine (potassium iodide) 0.2 mg
Magnesium (magnesium oxide) 10 mg
Zinc (zinc sulfate) 25 mg
Copper (cupric oxide) 2 mg

NatalCare Plus Tablets	Vitamin A (vitamin A acetate and beta carotene) 4,000 I.U.
Vitamin C (ascorbic acid) 120 mg
Calcium (calcium sulfate) 200 mg
Iron (ferrous fumarate) 27 mg
Vitamin D3 (cholecalciferol) 400 I.U.
Vitamin E (dl-alpha-tocopheryl acetate) 22 I.U.
Vitamin B1 (thiamine mononitrate) 1.84 mg
Vitamin B2 (riboflavin) 3 mg
Niacinamide 20 mg
Vitamin B6 (pyridoxine hydrochloride) 10 mg
Folic Acid 1 mg
Vitamin B12 (cyanocobalamin) 12 mcg
Zinc (zinc oxide) 25 mg
Copper (cupric oxide) 2 mg

NataTab Rx Tablets	Vitamin A (beta carotene) 4000 I.U.
Vitamin C (ascorbic acid) 120 mg
Vitamin D3 (chlolecalciferol) 400 I.U.
Vitamin E (dl-alpha-tocopheryl acetate) 30 I.U.
Vitamin B1 (thiamine mononitrate) 3 mg
Vitamin B2 (riboflavin) 3 mg
Niacin (niacinamide) 20 mg
Vitamin B6 (pyridoxine hydrochloride) 3 mg
Folic Acid 1 mg
Vitamin B12 (cyanocobalamin) 8 mcg
Biotin 30 mcg
Pantothenic Acid 7 mg
Calcium (calcium carbonate) 200 mg
Iron (carbonyl iron) 29 mg
Iodine (potassium iodide) 150 mcg

5

Drug Name	Active Ingredients
Zinc (zinc oxide) 15 mg
Copper (cupric oxide) 3 mg
Magnesium (magnesium oxide) 100 mg

Niferex Gold Tablets	Ferrochel (elemental iron) 50 mg, Polysaccharide iron complex (elemental iron) 150mg, Succinic acid 50 mg, Asorbic acid (as calcium ascorbate 60 mg, Threonic acid (calcium threonate) 0.8 mg, Folic acid USP 1 mg, Vitamin B12 25mcg, Zinc (zinc oxide) 10 mg, Docusate sodium 50 mg

Nitroglycerin Extended- Release Capsules	Nitroglycerin 2.5 mg, 6.5 mg, and 9 mg

NitroQuick Sublingual Tablets, 0.3, 0.4 and 0.6 mg	Nitroglycerin 0.3, 0.4 and 0.6 mg

NutriNate Chewable Tablets	Vitamin A (beta carotene) 1,000 I.U. Vitamin C (sodium ascorbate and ascorbic acid) 120 mg
Vitamin D3 (cholecalciferol) 400 I.U.
Vitamin E (dl-alpha-tocopheryl acetate) 11 I.U.
Vitamin B1 (thiamine mononitrate) 2 mg
Vitamin B2 (riboflavin) 3 mg
Niacinamide 20 mg
Vitamin B6 (pyridoxine hydrochloride) 10 mg
Folic Acid 1 mg
Vitamin B12 (cyanocobalamin) 12 mcg
Iron (ferrous fumarate) 29 mg

NutriSpire Tablets	Vitamin C (ascorbic acid) 120 mg
Vitamin D3 (cholecalciferol) 400 I.U.
Vitamin E (dl-alpha-tocopheryl acetate) 30 I.U.
Vitamin B1 (thiamine mononitrate) 3 mg
Vitamin B2 (riboflavin) 3 mg
Niacin (niacinamide) 20 mg
Vitamin B6 (pyridoxine hydrochloride) 3 mg
Folic Acid 1 mg
Vitamin B12 (cyanocobalamin) 8 mcg
Calcium (calcium carbonate) 200 mg
Iron (carbonyl iron) 29 mg
Iodine (potassium iodide) 150 mcg
Zinc (zinc oxide) 15 mg

Oxycodone HCI Capsules, CII	Oxycodone hydrochloride 5 mg

PreCare Chewables Tablets	Vitamin C (ester C) 50 mg, Vitamin D3 (cholecalciferol) 6 mcg, Vitamin E (dl-alpha-tocopheryl acetate) 3.5 IU, Vitamin

6

Drug Name	Active Ingredients
B6 (pyridozinc hcl) 2 mg, Folic acid USP 1 mg, Calcium (calcium carbonate) 250 mg, Iron (including micromask ferrous fumarate) 40 mg, Magnesium (magnesium oxide) 15 mg, Copper (cupric oxide) 2 mg

PreCare Conceive Tablets	Vitamin C (ester C) 60 mg, Vitamin E (dl-alpha-tocopheryl acetate) 30 IU, Vitamin B1 (thiamin mononitrate) 3 mg, Vitamin B2 (riboflavin) 3.4 mg, Vitamin B3 (niacinamdie) 20 mg, Vitamin B6 (Pyridoxine hcl) 50 mg, Folic Acid 1 mg, Vitamin B12 (cyanocobalamin) 12 mcg, Calcium (as calciPure calcium carbonate) 200 mg, Iron (ferrous fumarate) 30 mg, Magnesium (magnesium oxide) 100 mg, Zinc (zinc oxide) 2 mg, Copper (cupric oxide) 2 mg

PreCare Premier Tablet	Vitamin C (ester C) 50 mg, Vitamin D3 (cholecalciferol) 240 IU, Vitamine E ( dl-alpha_tocopheryl acetate) 3.5 IU, Vitamin B1 (thiamine mononitrate USP) 3 mg, Vitamin B2 (riboflavin, USP) 3.4 mg, Vitamin B3 (niacinamide) 20 mg, Vitamin B6 (phridoxinc hcl USP) 50 mg, Folic Acid USP 1 mg, Vitamin B12 (cyanocobalamin) 12 mcg, Calcium (calcium carbonate) 250 mg, Iron (elemental iron as sumalate) 30 mg, Magnesium (magnesium oxide, USP) 25 mg, Zinc (zinc oxide USP) 15 mg, Copper (cupric oxide) 2 mg, Docusate sodium 50 mg, Succinic Acid 35 mg.

PremesisRx Tablets	Vitamin B6 (pyridoxine hcl USP) 75 mg, Folic acid USP 1 mg, Vitamin B12 (cyanocobalamin) 12 mcg, Calcium (as CalciPure Calcium carbonate) 200 mg

Prenatal MR 90 FE Tablets	Vitamin A (acetate) 4,000 I.U.
Vitamin D (ergocalciferol) 400 I.U.
Vitamin E (kl-alpha tocopheryl acetate) 30 I.U.
Vitamin C (ascorbic acid and niacinamide ascorbate) 120 mg
Calcium carbonate 250 mg
Elemental Iron (ferrour fumarate) 90 mg
Vitamin B1 (thiamine mononitrate) 3 mg
Vitamin B2 (riboflavin) 3.4 mg
Niacinamide Ascorbate (pyridoxine HC1) 20 mg
Vitamin B6 (pyridoxine HC1) 20 mg
Vitamin B12 (cyanocobalamin) 12 mcg
Iodine 150 (potassium iodide) mcg
Cuppric oxide 2 mg
Zinc oxide 25 mg
Docusate sodium 50 mg

Prenatal Rx 1 Tablets	Prenatal Multivitamin

Prenatal Z, Advanced	Vitamin A (100% as beta-carotene) 3000 IU, Vitamin C

7

Drug Name	Active Ingredients
Formula Tablets	(ascorbic acid) 70 mg, Calcium (calcium carbonate) 200 mg, Iron (ferrous fumarate) 65 mg, Vitamin D3 (cholecalciferol) 400 IU, Vitamin E (kl-alpha tocopheryl acetate) 10 IU, Vitamin B1 (thiamine mononitrate) 1.5 mg, Vitamin B2 (riboflavin) 1.6 mg, Niacin (niacinamde) 17 mg, Vitamin B6 (pyridoxine hcl) 2.2 mg, Folic Acid 1 mg, Vitamin B12 (cyanocobalamin) 2.2 mcg, Iodine (potassium iodide) 175 mcg, Magnesium (magnesium oxide) 100 mg, Zinc (zinc oxide) 15 mg.

PrimaCare Advantage Tablets and Capsules	AM dose is an oval-shaped, pink, opaque soft gelatin capsule containing the following ingredients:
Essential Fatty Acids:
Omega-3 Fatty Acids ...650 mg
Docosahexaenoic Acid (DHA) ...400 mg
Eicosapentaenoic Acid (EPA) ...175 mg
α-Linolenic Acid (ALA) ...75 mg
Linoleic Acid ...10 mg

Vitamins and Minerals:
Vitamin E (dl-alpha-tocopheryl acetate) ...50 IU
PM dose is a dye-free, oval-shaped, pink, film-coated tablet containing the following ingredients:

Vitamins:
Vitamin C (as Ester-C®*) ....100 mg
Vitamin D3 (cholecalciferol) ...230 IU
Vitamin K ...90 mcg
Vitamin B1 (thiamine mononitrate, USP) ...3 mg
Vitamin B2 (riboflavin, USP) ...3.4 mg
Vitamin B3 (niacinamide) ...20 mg
Vitamin B6 (pyridoxine hydrochloride, USP) 50 mg
Folic Acid, USP 1 mg
Vitamin B12 (cyanocobalamin) 12 mcg
Biotin 35 mcg
Pantothenic Acid 7 mg

Minerals:
Calcium (as CalciPureTM calcium carbonate) 250 mg
Iron (elemental iron as SumalateTM†) 30 mg
Zinc (zinc oxide, USP) 11 mg
Selenium 75 mcg
Copper (cupric oxide) 1.3 mg
Chromium 45 mcg
Molybdenum 50 mcg

Other:

8

Drug Name	Active Ingredients
Docusate Sodium ...50mg
Succinic Acid ...35mg

PrimaCare ONE Capsules -	Essential Fatty Acids: shortening, and yellow beeswax.
Omega-3 Fatty Acids ...330 mg
Docosahexaenoic Acid (DHA) ...260 mg
Eicosapentaenoic Acid (EPA) ...40 mg
á-Linolenic Acid (ALA) ...30 mg
Linoleic Acid ...30 mg

Vitamins:
Vitamin C (as Ester-C®*) 25 mg
Vitamin D3 (cholecalciferol) 170 IU
Vitamin E (dl-alpha-tocopheryl acetate) 30 IU
Folic Acid, USP ...1 mg
Vitamin B6 (pyridoxine hydrochloride) 25 mg
Calcium ...150 mg
Iron: Carbonyl iron (elemental iron) ...20 mg
SumalateTM † (elemental iron) ....7 mg

PrimaCare Tablets and Capsules	AM capsules — Docosahexaenoic Acid DHA 260 mg, Eicosapentaenoic Acid EPA 40 mg, Lenolenic acid (ALA) 30 mg, Linoleic Acid 30mg, Vitamin D3 (cholecalciferol) 170 IU, Vitamin E (dl-alpha-tocopheryl acetate) 30 IU, Calcium (calcium carbonate) 150 mg

PM dose — Vitamin C (ester C) 100 mg, Vitamin D3 (cholecalciferol) 230 IU, Vitamin K 90 mcg, Vitamin B1 (thiamin mononitrate, USP) 3 mg, Vitamin B2 (riboflavin, USP) 3.4 mg, Vitamin B3 (niacinamide) 20 mg, Vitamin B6 (pyridoxine hcl, USP) 50 mg, Folic Acid 1 mg, Vitamin B12 (cyanocobalamin) 12 mcg, Biotin, Pantothenic Acid 7mg, Calcium (as CalciPure calcium carbonate) 250 mg, Iron (elemental iron as sumalate) 30 mg, Zinc (zinc oxide, USP) 11 mg, Selenium 75 mcg, Copper (cupric oxide) 1.3 mg, Chromium 45mcg, Molybdenum 50 mcg, Docusate Sodium 50 mg, Succinic Acid 35 mg.

Repliva 21/7 Tablets	Sumulate (elemental iron) 70 mg, Ferrous fumarate (elemental iron) 81 mg, Succinic Acid 150 mg, Vitamin C (ascorbic acid) 140 mg, Ascorbic Acid (as calcium ascorbate) 60 mg, Threonic acid (as calcium threonate) 0.8 mg, Folic acid USP 1 mg, Vitamin B12 (cyanocobalamin) 10 mcg

* Pangestyme CN 10 Capsules	Lipase 10,000 USP Units Protease 37, 500 USP Units Amylase 33,200 USP Units

9

Drug Name	Active Ingredients
* Pangestyme CN 20 Capsules	Lipase 20,000 USP Units Amylase 75,000 USP Units
Protease 66,400 USP Units

* Pangestyme EC Capsules	Lipase 4,500 USP Units
Protease 25,000 USP Units
Amylase 25,000 USP Units

* Pangestyme MT 16 Capsules	Lipase 16,000 USP Units Amylase 48,000 USP Units
Protease 48,000 USP Units

* Pangestyme UL 12 Capsules	Lipase 12,000 USP Units Amylase 39,000 USP Units
Protease 39,000 USP Units

* Pangestyme UL 18 Capsules	Lipase 18,000 USP Units Amylase 58,500 USP Units
Protease 58,500 USP Units

* Pangestyme UL 20 Capsules	Lipase 20,000 USP Units Amylase 65,000 USP Units
Protease 65,000 USP Units

* Plaretase 8000 Tablets	Lipase 8,000 USP Units Amylase 30,000 USP Units
Protease 30,000 USP Units

*	Defendants’ pancreatic insufficiency drugs are subject to the Federal Register Notice of April 28, 2004 (69 FR 23410), in that all exocrine pancreatic insufficiency drugs are new drugs within the meaning of 21 U.S.C. § 321(p), requiring approved new drug applications (NDAs) pursuant to 21 U.S.C. § 355 and 21 C.F.R. Part 314.

Defendants must cease manufacturing and distribution of its all unapproved pancreatic insufficiency drug products if no NDA is submitted on or before April 28, 2009.

10